EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

Financial Engineering Group                          User:             leinwae
Greenwich Capital Markets                              May 25, 2005   02:49 PM
                                 CW0526CB3 A7


--------------------------------------------------------------------------------------------------------------------------------
                                                        Bond Description
--------------------------------------------------------------------------------------------------------------------------------
  Name:                          CW0526CB3 A7  Coll. Type:                   WL  PAC Bands:                              n/a
  Cusip:                                       Orig. Balance:   $500,000,000.00  Settlement Date:                 05/31/2005
  Coupon:                           3.360000%  Net Coupon:            5.500000%  Issue Date:                      05/25/2005
  Formula:        1.0000 x LIBOR_1MO + 0.3000  Gross Coupon:          5.950000%  First Pay Date:                  06/25/2005
  Orig. Balance:              $188,388,200.00  Srvc Fee:              0.450000%  Maturity Date:                          n/a
  Factor:                          1.00000000  Orig. Term:              360 mos  Days Delay:                               0
  Factor date:                     05/01/2005  Current WAM:             359 mos
  Current Cap:                            7.5  Current Age:               1 mos
  Current Floor:                          0.3  WAVG Loansize:
  Cur. Balance:               $188,388,200.00
--------------------------------------------------------------------------------------------------------------------------------




Curve type:  Static                             CMO Discount Margin Sensitivity Table

                    -------------------------------------------------------------------------------------------------------------
--------------------    50           65          75            100          115          125           150
              Price    PPC          PPC          PPC           PPC          PPC          PPC           PPC      NULL       NULL
---------------------------------------------------------------------------------------------------------------------------------
              99-28     32           33           33            34           35           35           36
              99-29     32           32           32            33           33           34           34
              99-30     31           31           31            32           32           32           33
              99-31     30           30           31            31           31           31           31
---------------------------------------------------------------------------------------------------------------------------------
             100-00     30           30           30            30           30           29           29
---------------------------------------------------------------------------------------------------------------------------------
             100-01     29           29           29            28           28           28           28
             100-02     29           28           28            27           27           27           26
             100-03     28           28           27            26           26           25           24
             100-04     27           27           26            25           24           24           23
---------------------------------------------------------------------------------------------------------------------------------
WAL                   6.36         4.90         4.18          3.00         2.59         2.38         1.99
Mod. Dur              5.28         4.23         3.69          2.74         2.40         2.21         1.87
First Date          06/25/05     06/25/05      06/25/05     06/25/05     06/25/05     06/25/05      06/25/05
Last Date           07/25/27     07/25/23      11/25/20     04/25/14     04/25/12     07/25/11      03/25/10
---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------   ----------------------------------------------
     1 mo  2 mo   3 mo   4 mo  5 mo   6 mo  7 mo  8 mo  9 mo  10 mo 11 mo  12 mo    AVG    1 mo  3 mo   6 mo   9 mo  12 mo  Life
---------------------------------------------------------------------------------   ----------------------------------------------
 CPR                                                                                 CPR
---------------------------------------------------------------------------------   ----------------------------------------------




-----------------------------------------------------------------------------------------------------------------
COB: 05/24/2005      3 Month     6 Month      1 Year      2 Year      3 Year      5 Year     10 Year     30 Year
-----------------------------------------------------------------------------------------------------------------
OffTR Yld              2.851       3.122       3.389       3.579       3.681       3.782       4.139       4.456
-----------------------------------------------------------------------------------------------------------------
OnTR/Swp Spd           2.934       3.158       3.305    3.596/37    3.678/40    3.796/43    4.064/43    4.410/44
-----------------------------------------------------------------------------------------------------------------
OnTR Price             99-09       98-14     101-05+     100-01+     100-06+     100-11+     100-15+     114-23+
-----------------------------------------------------------------------------------------------------------------



-------------------------------------     ------------------------------------
 1 Mo L    3Mo L    11Cof    Prime         15Mtg    30Mtg   FN5.5Jun FN5.0Jun
-------------------------------------     ------------------------------------
  3.091    3.310    2.400    6.000         5.239    5.658   101-05    99-15+
-------------------------------------     ------------------------------------



------------------------------------------------        -------------------------------
              CAP VOLS (years)                                 SWAPTION VOLS (years)           --------
------------------------------------------------        -------------------------------        Price-2-
   1        2       3       5      10     30             3 X 5  1 X 10  5 X 10 10 X 10           Call
------------------------------------------------        -------------------------------        --------
  16.110  19.960  21.610  22.600 21.330  18.950          21.360  19.870 17.730  14.350            No
------------------------------------------------        -------------------------------        --------




--------------------------------------------------------------------------------------------------------------------------
  Prepay   Turnover   Turnover   Refi   Refi Elb   Burnout    Burnout   Lockin   Lockin   MRate   Refi           Default
   Knobs    Level       Ramp      Vol    Shift     Severity   Timing   Severity   Rate    Shift   Ramp   Surge     Size

--------------------------------------------------------------------------------------------------------------------------
 Settings     0          0         0       0          0          0         0        0        0      0      0         0
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------
  Prepay     Model   Collateral    Term
   Knobs    Version   Override   Override

-------------------------------------------
 Settings      50      DEFAULT    DEFAULT
-------------------------------------------



This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.

Financial Engineering Group                          User:             leinwae
Greenwich Capital Markets                              May 25, 2005   03:33 PM
                                 CW0526CB3 A1


--------------------------------------------------------------------------------------------------------------------------------
                                                        Bond Description
--------------------------------------------------------------------------------------------------------------------------------
  Name:                           CW0526CB3 A1 Coll. Type:                   WL  PAC Bands:                              n/a
  Cusip:                                       Orig. Balance:   $500,000,000.00  Settlement Date:                 06/01/2005
  Coupon:                            3.560000% Net Coupon:            5.500000%  Issue Date:                      05/25/2005
  Formula:        1.0000 x LIBOR_1MO +  0.5000 Gross Coupon:          5.950000%  First Pay Date:                  06/25/2005
  Orig. Balance:               $130,000,000.00 Srvc Fee:              0.450000%  Maturity Date:                          n/a
  Factor:                           1.00000000 Orig. Term:              360 mos  Days Delay:                               0
  Factor date:                      05/01/2005 Current WAM:             359 mos
  Current Cap:                               9 Current Age:              1 mos
  Current Floor:                           0.5 WAVG Loansize:
  Cur. Balance:                $130,000,000.00
--------------------------------------------------------------------------------------------------------------------------------



Curve type:  Static                             CMO Discount Margin Sensitivity Table

                    -------------------------------------------------------------------------------------------------------------
--------------------    50           65          75            100          115          125           150
              Price    PPC          PPC          PPC           PPC          PPC          PPC           PPC      NULL       NULL
---------------------------------------------------------------------------------------------------------------------------------
              99-28       52           53            53           54           55           55            57
              99-29       52           52            52           53           54           54            55
              99-30       51           51            52           52           52           53            53
              99-31       51           51            51           51           51           51            52
---------------------------------------------------------------------------------------------------------------------------------
             100-00       50           50            50           50           50           50            50
---------------------------------------------------------------------------------------------------------------------------------
             100-01       49           49            49           49           49           49            48
             100-02       49           48            48           48           47           47            47
             100-03       48           48            47           47           46           46            45
             100-04       48           47            47           45           45           44            43
---------------------------------------------------------------------------------------------------------------------------------
WAL                     6.36         4.90          4.18         3.00         2.59         2.38          1.99
Mod. Dur                5.23         4.19          3.66         2.73         2.38         2.20          1.86
First Date          06/25/05     06/25/05      06/25/05     06/25/05     06/25/05     06/25/05      06/25/05
Last Date           07/25/27     07/25/23      11/25/20     04/25/14     04/25/12     07/25/11      03/25/10
---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------   ----------------------------------------------
     1 mo  2 mo   3 mo   4 mo  5 mo   6 mo  7 mo  8 mo  9 mo  10 mo 11 mo  12 mo    AVG    1 mo  3 mo   6 mo   9 mo  12 mo  Life
---------------------------------------------------------------------------------   ----------------------------------------------
 CPR                                                                                 CPR
---------------------------------------------------------------------------------   ----------------------------------------------




-----------------------------------------------------------------------------------------------------------------
COB: 05/24/2005      3 Month     6 Month      1 Year      2 Year      3 Year      5 Year     10 Year     30 Year
-----------------------------------------------------------------------------------------------------------------
OffTR Yld               2.851      3.124       3.393       3.583       3.681       3.758       4.107       4.402
-----------------------------------------------------------------------------------------------------------------
OnTR/Swp Spd            2.942      3.172       3.315    3.598/38    3.683/41    3.781/44    4.037/44    4.365/45
-----------------------------------------------------------------------------------------------------------------
OnTR Price             99-08+      98-14     101-05+     100-01+      100-06     100-13+      100-23     115-16+
-----------------------------------------------------------------------------------------------------------------


-------------------------------------     ------------------------------------
 1 Mo L    3Mo L    11Cof    Prime         15Mtg    30Mtg   FN5.5Jun FN5.0Jun
-------------------------------------     ------------------------------------
 3.090     3.299    2.400    6.000         5.211    5.630    101-06+   99-18+
-------------------------------------     ------------------------------------



------------------------------------------------        -------------------------------
              CAP VOLS (years)                                 SWAPTION VOLS (years)           --------
------------------------------------------------        -------------------------------        Price-2-
   1        2       3       5      10     30             3 X 5  1 X 10  5 X 10 10 X 10           Call
------------------------------------------------        -------------------------------        --------
  16.110  19.960  21.610  22.600 21.330  18.950          21.360  19.870 17.730  14.350            No
------------------------------------------------        -------------------------------        --------



--------------------------------------------------------------------------------------------------------------------------
  Prepay   Turnover   Turnover   Refi   Refi Elb   Burnout    Burnout   Lockin   Lockin   MRate   Refi           Default
   Knobs    Level       Ramp      Vol    Shift     Severity   Timing   Severity   Rate    Shift   Ramp   Surge     Size

--------------------------------------------------------------------------------------------------------------------------
 Settings     0          0         0       0          0          0         0        0        0      0      0         0
--------------------------------------------------------------------------------------------------------------------------




-------------------------------------------
  Prepay     Model   Collateral    Term
   Knobs    Version   Override   Override

-------------------------------------------
 Settings      50      DEFAULT    DEFAULT
-------------------------------------------



This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.